Income Taxes and Distributions	12 Months Ended
Dec. 31, 2010
Income Taxes and Distributions [Abstract]
Income Taxes and Distributions
18. Income Taxes and Distributions
     To qualify as a real estate investment trust for federal income tax purposes, at least 90% of taxable income (excluding 100% of net capital gains) must be distributed to stockholders. Real estate investment trusts that do not distribute a certain amount of current year taxable income in the current year are also subject to a 4% federal excise tax. The main differences between undistributed net income for federal income tax purposes and financial statement purposes are the recognition of straight-line rent for reporting purposes, differing useful lives and depreciation and amortization methods for real property and the provision for loan losses for reporting purposes versus bad debt expense for tax purposes.
     Cash distributions paid to common stockholders, for federal income tax purposes, are as follows:

	Year Ended December 31,
	2010	2009	2008
Per Share:
Ordinary income	$0.7774	$1.9865	$1.6196
Return of capital	1.7408	0.4864	0.8904
Long-term capital gains	0.0190	—	—
1250 gains	0.2028	0.2471	0.1900

Totals	$2.7400	$2.7200	$2.7000

     At December 31, 2010, we had U.S. federal tax losses from our taxable REIT subsidiaries (“TRS”) of $19,812,000, as well as apportioned state tax losses of $17,137,000 available for carryforward. Valuation allowances have been established for these assets based upon our assessment, as it is more likely than not that such assets may not be realized. The U.S. federal and state tax loss carryforwards expire from 2011 through 2030.
     Tax expense reflected in the financial statements represents state and local income taxes.
     As a result of certain acquisitions, we are subject to corporate level taxes for related asset dispositions for the period December 30, 2010 through December 30, 2020 (“built-in gains tax”). The amount of income potentially subject to this special corporate level tax is generally equal to (a) the excess of the fair value of the asset as of December 31, 2010 over its adjusted tax basis as of December 31, 2010, or (b) the actual amount of gain, whichever of (a) and (b) is lower. Some but not all gains recognized during this period of time could be offset by available net operating losses and capital loss carryforwards. We have not recorded a deferred tax liability as a result of the potential built-in gains tax based on our intentions with respect to such properties and available tax planning strategies.
     Under the provisions of the REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”), for taxable years beginning after July 30, 2008, the REIT may lease “qualified health care properties” on an arm’s-length basis to a taxable REIT subsidiary if the property is operated on behalf of such subsidiary by a person who qualifies as an “eligible independent contractor.”
Generally, the rent received from the TRS will meet the related party rent exception and will be treated as “rents from real property.” A “qualified health care property” includes real property and any personal property that is, or is necessary or incidental to the use of, a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients.
     We entered into two joint ventures in 2010 that were structured under RIDEA. Resident level rents and related operating expenses for these facilities are reported in the consolidated financial statements and are subject to federal taxes as the operations of such facilities are included in a TRS. Certain net operating loss carryforwards could be utilized to offset taxable income in future years.